UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2019

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

                                                     Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Class A Common Stock	STZ	New York Stock Exchange

Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On July 29, 2019, Constellation Brands, Inc. (the “Company”), certain subsidiaries of the Company acting as guarantors (the “Guarantors”) and Manufacturers and Traders Trust Company, as trustee, entered into Supplemental Indenture No. 25 (the “Supplemental Indenture”), dated as of July 29, 2019, which supplemented the Indenture, dated as of April 17, 2012 (the “Base Indenture” and together with the Supplemental Indenture and the other prior supplemental indentures thereto, the “Indenture”). Under the Indenture, the Company issued $800,000,000 of 3.150% Senior Notes due 2029 for a public offering price of 99.957% of the principal amount of such notes (collectively, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-217584) filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2017 (the “Registration Statement”).

For a complete description of the terms and conditions of the Notes and the Supplemental Indenture, please refer to the Prospectus Supplement dated July 24, 2019 that was filed with the SEC on July 26, 2019, and the term sheet for Notes dated July 24, 2019 that was filed as a Free Writing Prospectus with the SEC on July 24, 2019.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to (i) the Supplemental Indenture No. 25 filed as Exhibit 4.1 hereto (and the form of 3.150% Senior Note due 2029 and related guarantees, which are included in Exhibit 4.1 hereto), which is incorporated by reference into this Item 8.01 and into the Registration Statement, and (ii) the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2012.

  Item 9.01         Financial Statements and Exhibits.

For the exhibit that is filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDINGS, INCLUDING INDENTURES

(4.1)	Supplemental Indenture No. 25, dated as of July 29, 2019, among the Company, as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 29, 2019	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein

David Klein

Executive Vice President and Chief Financial Officer